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                                                                 Exhibit 10.11.1

                              AMENDMENT NUMBER ONE

                       TO THE EMPLOYMENT AGREEMENT BETWEEN

         HANOVER CAPITAL MORTGAGE HOLDINGS, INC. AND GEORGE J. OSTENDORF

         This Amendment, effective as of August 10, 2000, by and among Hanover Capital Mortgage Holdings, Inc., having an address at 90 West Street, Suite 2210, New York, New York 10006 (the "Company") and George J. Ostendorf (the "Employee"), an individual whose residence is 506 East Marshall Street, St. Arlington Heights, Illinois, 60004, to the Employment Agreement, effective as of September 19, 1997, between the Company and the Employee (the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

         1. Section 1 of the Agreement is hereby amended by deleting the last sentence of such Paragraph and inserting in its place the following:

                  Subject to Sections 9(a) and 9(g) of this Agreement, this Agreement shall be automatically extended upon each anniversary date of the Effective Date for a successive five year term commencing on such anniversary of the Effective Date unless the Employee or the Company gives the other party not less than three (3) months written notice prior to any anniversary of the Effective Date. Upon the date of each automatic extension, the Expiration Date shall be the date ending five years thereafter.

         2. This amendment shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state.

         3. This Amendment may be executed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one instrument.

         4. Except as amended above, the Agreement shall continue in full force and effect in accordance with its terms.

         IN WITNESS WHEREOF, the Employee has executed this Amendment and the Company has caused this Amendment to be executed and delivered by a duly authorized officer as of the day and year first above written.

                               COMPANY:

                               HANOVER CAPITAL MORTGAGE HOLDINGS, INC.


                               By:
                                   ---------------------------------------------
                               Name: John A. Burchett
                               Title: President

                               EMPLOYEE:

                               -------------------------------------------------
                               George J. Ostendorf